                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box

     [ ]  Preliminary Proxy Statement

     [ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [X]  Definitive Proxy Statement

     [ ]  Definitive Additional Materials

     [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
--------------------------------------------------------------------------------

                        L-3 COMMUNICATIONS HOLDINGS, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement no.:

     (3)  Filing Party:

     (4)  Date Filed:

                       L-3 COMMUNICATIONS HOLDINGS, INC.

                               [GRAPHIC OMITTED]




To Our Stockholders:


     On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of L-3 Communications Holdings, Inc., to be held at 2:30 p.m., eastern daylight time, on Tuesday, April 22, 2003, at the Rihga Royal Hotel located at 151 West 54th Street, New York, NY. The formal notice and proxy statement for the Annual Meeting are attached to this letter.


     To have your vote recorded, you should vote by telephone or over the Internet or sign, date and return your proxy card in the enclosed envelope as soon as possible, even if you currently plan to attend the Annual Meeting. By doing so, you will ensure that your shares are represented and voted at the meeting. If you decide to attend, you can still vote your shares in person, if you wish. Please let us know whether you plan to attend the meeting by marking the appropriate box on the proxy card or indicating your plans when prompted over the telephone or Internet voting systems.


     On behalf of the Board of Directors, I thank you for your cooperation and look forward to seeing you on April 22nd.


                                        Very truly yours,


                                        /s/ Frank C. Lanza
                                        Frank C. Lanza
                                        Chairman and Chief Executive Officer

                       L-3 COMMUNICATIONS HOLDINGS, INC.


                               [GRAPHIC OMITTED]




                        NOTICE OF 2003 ANNUAL MEETING OF
                       STOCKHOLDERS AND PROXY STATEMENT

     NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders (the "Annual Meeting") of L-3 Communications Holdings, Inc. will be held at the Rihga Royal Hotel, 151 West 54th Street, New York, New York on Tuesday, the 22nd day of April, 2003, at 2:30 p.m., eastern daylight time, for the following purposes:

   1.  Election of two Class III Directors whose terms expire in 2003;

   2.  Ratification of the appointment of our independent auditors for 2003;
       and

   3. Transaction of such other business as may properly come before the Annual Meeting and any adjournments thereof.


                                            By Order of the Board of Directors,


                                            /s/ Christopher C. Cambria
                                            Christopher C. Cambria
                                            Senior Vice President, Secretary
                                            and General Counsel


April 1, 2003

-------------------------------------------------------------------------------

                                   IMPORTANT


 WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE VOTE OVER THE TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. YOU MAY REVOKE YOUR PROXY IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARE IN PERSON.
-------------------------------------------------------------------------------

                       L-3 COMMUNICATIONS HOLDINGS, INC.
                                600 THIRD AVENUE
                           NEW YORK, NEW YORK 10016

                               ----------------

                                PROXY STATEMENT

     This proxy statement is furnished to the holders of the common stock, par value $0.01 per share, of L-3 Communications Holdings, Inc. in connection with the solicitation of proxies for use at the 2003 Annual Meeting of Stockholders to be held at the Rihga Royal Hotel, 151 West 54th Street, New York, New York at 2:30 p.m., eastern daylight time, on Tuesday, April 22, 2003 (the "Annual Meeting").


                                  RECORD DATE

     The board of directors has fixed the close of business on March 21, 2003 as the record date for the Annual Meeting (the "Record Date"). Only stockholders of record at the Record Date (the "Stockholders") are entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof, in person or by proxy. At the Record Date, there were 95,451,708 shares of our common stock outstanding. This proxy statement, the accompanying proxy card and our Annual Report to stockholders are intended to be mailed on or about April 1, 2003 to each Stockholder entitled to vote at the Annual Meeting.


                                    PROXIES

     The proxy accompanying this proxy statement is solicited on behalf of our board of directors for use at the Annual Meeting and any adjournments of the Annual Meeting, and the expenses of solicitation of proxies will be borne by us. The solicitation will be made primarily by mail, but our officers and regular employees may also solicit proxies by telephone, telegraph, facsimile, via the Internet or in person. We also have retained Georgeson Shareholder Services to assist in soliciting proxies. Each holder of common stock is entitled to one vote for each share of our common stock held. The holders in person or by proxy of a majority of the common stock entitled to be voted at the Annual Meeting shall constitute a quorum.

     Each Stockholder may appoint a person (who need not be a shareholder) other than the persons named in the enclosed proxy to represent him or her at the meeting by completing another proper proxy. In either case, such completed proxy should be returned in the enclosed envelope provided for that purpose for delivery before the meeting or should be delivered to our Secretary at 600 Third Avenue, New York, New York 10016, not later than 5 p.m., eastern daylight time, on Monday, April 21, 2003.

     Any proxy delivered pursuant to this solicitation is revocable at the option of the person(s) executing the proxy upon our receipt, prior to the time the proxy is voted, of a duly executed instrument revoking it, or of a duly executed proxy bearing a later date, or in the case of death or incapacity of the person(s) executing the proxy, of written notice of such death or incapacity, or by such person(s) voting in person at the Annual Meeting. Unless revoked, all proxies representing shares entitled to vote which are delivered pursuant to this solicitation will be voted at the Annual Meeting and, where a choice has been specified on the proxy card, will be voted in accordance with such specification. WHERE A CHOICE HAS NOT BEEN SPECIFIED ON THE PROXY CARD, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF YOUR BOARD OF DIRECTORS.

     Assuming a quorum is present, a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting is required for the election of directors and for approval of all other items submitted to Stockholders for their consideration. Abstentions and instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so-called "broker non-votes") will be counted for purposes of determining a quorum, but will not be counted as either voting for or against any proposal.

                        VOTING BY TELEPHONE OR INTERNET


     Instead of submitting your vote by mail on the enclosed proxy card, you can vote by telephone or over the Internet. The telephone and Internet voting procedures, which comply with Delaware law, are designed to authenticate Stockholders' identities, to allow Stockholders to vote their shares and to confirm that their instructions have been properly recorded.


     Voting your proxy by mail, telephone or the Internet will not limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a broker, bank or other record holder, you must obtain a proxy from the record holder as to how to vote your shares or obtain a proxy from the record holder to vote at the Annual Meeting.


     Stockholders with shares registered directly in their name in our stock records maintained by our transfer agent, EquiServe Trust Company, N.A., may vote their shares (1) by making a toll-free telephone call from the U.S. and Canada to EquiServe at 1-877-PRX-VOTE (1-877-779-8683), (2) by submitting their proxy over the Internet at the following address on the World Wide Web: http://www.eproxyvote.com/lll, or (3) by mailing their signed proxy card. Specific instructions to be followed by registered Stockholders are set forth on the enclosed proxy card. Proxies submitted by telephone or over the Internet as described above must be received by 5:00 p.m., eastern daylight time, on April 21, 2003.


REVOCATION OF PROXIES SUBMITTED BY TELEPHONE OR INTERNET


     To revoke a proxy previously submitted by telephone or over the Internet, you may simply vote again at a later date, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked, or by attending the meeting and voting in person.


                       PROPOSAL 1. ELECTION OF DIRECTORS


     Our Amended and Restated Certificate of Incorporation and the Bylaws provide for a board of directors whose number shall be fixed from time to time exclusively pursuant to a resolution adopted by the board of directors. We have eight directors. Our Amended and Restated Certificate of Incorporation provides for a classified board of directors divided into three classes as follows:
Frank C. Lanza, Robert V. LaPenta and John M. Shalikashvili constitute a class with a term that expires at the annual meeting in 2005 (the "Class I Directors"); Thomas A. Corcoran, John E. Montague and Alan H. Washkowitz constitute a class with a term that expires at the annual meeting in 2004 (the "Class II Directors"); and Robert B. Millard and Arthur L. Simon constitute a class with a term that expires at the upcoming annual meeting (the "Class III Directors"). The full board of directors has considered and nominated, the following slate of Class III nominees for a three year term expiring in 2006:
Robert B. Millard and Arthur L. Simon. Action will be taken at the Annual Meeting for the election of these Class III nominees.


     It is intended that the proxies delivered pursuant to this solicitation will be voted in favor of the election of Mr. Millard and Mr. Simon, except in cases of proxies bearing contrary instructions. In the event that these nominees should become unavailable for election for any presently unforeseen reason, the person named in the proxy will have the right to use his discretion to vote for a substitute.


     The following information describes the offices held, other business directorships and the class and term of each nominee and of each director whose term of office will continue after the 2003 Annual Meeting. Beneficial ownership of equity securities of the nominees is shown under the caption "Security Ownership of Management" on page 10.

            NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS IN 2003


               CLASS III -- NOMINEES FOR TERMS EXPIRING IN 2006



NAME                 AGE                PRINCIPAL OCCUPATION AND OTHER INFORMATION
------------------- -----     ------------------------------------------------------------------
Robert B. Millard     52      Director since April 1997. Chairman of the compensation
                              committee. Mr. Millard is a Managing Director of Lehman
                              Brothers Inc., head of Lehman Brothers' Principal Trading &
                              Investments Group and principal of the Merchant Banking Group.
                              Mr. Millard joined Lehman Brothers Inc. in 1978 when Kuhn Loeb
                              & Co. was acquired by Lehman Brothers and became a Managing
                              Director of Lehman Brothers Inc. in 1983. Mr. Millard joined
                              Kuhn Loeb & Co. in 1976. Mr. Millard is a director of GulfMark
                              Offshore, Inc. and Weatherford International, Inc.

Arthur L. Simon       71      Director since April 2000. Member of the audit committee. Mr.
                              Simon is an independent consultant. Before his retirement, Mr.
                              Simon was a partner at Coopers & Lybrand L.L.P., Certified Public
                              Accountants, from 1968 to 1994. He is a director of Loral Space &
                              Communications Ltd.

     The nominees for election to the board of directors are hereby proposed for approval by the Stockholders. The affirmative vote of the holders of a majority of the shares present or represented and entitled to vote at the Annual Meeting will be necessary to approve each nominee.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSED NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

     DIRECTORS WHOSE TERMS CONTINUE BEYOND THE 2003 ANNUAL MEETING AND WHO ARE NOT SUBJECT TO ELECTION THIS YEAR.


                CLASS I -- DIRECTORS WHOSE TERMS EXPIRE IN 2005



NAME              AGE                PRINCIPAL OCCUPATION AND OTHER INFORMATION
---------------- ----- ----------------------------------------------------------------------
Frank C. Lanza   71    Chairman and Chief Executive Officer and Director since April
                       1997. From April 1996, when Loral Corporation was acquired by
                       Lockheed Martin Corporation, until April 1997, Mr. Lanza was
                       Executive Vice President of Lockheed Martin, a member of
                       Lockheed Martin's Executive Council and Board of Directors and
                       President and Chief Operating Officer of Lockheed Martin's
                       command, control, communications and intelligence ("C3I") and
                       Systems Integration Sector, which comprised many of the
                       businesses Lockheed Martin acquired from Loral. Prior to the
                       April 1996 acquisition of Loral, Mr. Lanza was President and Chief
                       Operating Officer of Loral, a position he held since 1981. He joined Loral in 1972 as President of its largest division, Electronic
                       Systems. His earlier experience was with DalmoVictor and Philco
                       Western Development Laboratory.

NAME                     AGE                PRINCIPAL OCCUPATION AND OTHER INFORMATION
----------------------- ----- ----------------------------------------------------------------------
Robert V. LaPenta       57    President and Chief Financial Officer and Director since April
                              1997. From April 1996, when Loral was acquired by Lockheed
                              Martin, until April 1997, Mr. LaPenta was a Vice President of
                              Lockheed Martin and was Vice President and Chief Financial
                              Officer of Lockheed Martin's C3I and Systems Integration Sector.
                              Prior to the April 1996 acquisition of Loral, he was Loral's Senior
                              Vice President and Controller, a position he held since 1981. He joined Loral in 1972 and was named Vice President and Controller of its largest division in 1974. He became Corporate Controller in
                              1978 and was named Vice President in 1979. Mr. LaPenta is on the
                              Board of Trustees of Iona College, the Board of Trustees of The
                              American College of Greece and the Board of Directors of Core
                              Software Technologies.

John M. Shalikashvili   66    Director since August 1998. Chairman of the audit committee.
                              General Shalikashvili (U.S. Army-ret.) is an independent
                              consultant and a Visiting Professor at Stanford University. General
                              Shalikashvili was the senior officer of the United States military and principal military advisor to the President of the United States, the Secretary of Defense and National Security Council by serving as the thirteenth Chairman of the Joint Chiefs of Staff,
                              Department of Defense, for two terms from 1993 to 1997. Prior to his tenure as Chairman of the Joint Chiefs of Staff, he served as the Commander in Chief of all United States forces in Europe and as NATO's tenth Supreme Allied Commander, Europe
                              (SACEUR). He has also served in a variety of command and staff positions in the continental United States, Alaska, Belgium,
                              Germany, Italy, Korea, Turkey and Vietnam. General Shalikashvili
                              is a director of The Boeing Company, United Defense Industries
                              Inc., Frank Russell Trust Company and Plug Power, Inc.

               CLASS II -- DIRECTORS WHOSE TERMS EXPIRE IN 2004



NAME                  AGE                PRINCIPAL OCCUPATION AND OTHER INFORMATION
-------------------- ----- ---------------------------------------------------------------------
Thomas A. Corcoran   58    Director since July 1997. Member of the audit committee. Since
                           March 2001, Mr. Corcoran has been the President and Chief
                           Executive Officer of Gemini Air Cargo. Mr. Corcoran is also president of Corcoran Enterprises, a private management
                           consulting firm. Mr. Corcoran was the President and Chief
                           Executive Officer of Allegheny Teledyne Incorporated from
                           October 1999 to December 2000. From October 1998 to September
                           1999, he was President and Chief Operating Officer of the Space &
                           Strategic Missiles Sector of Lockheed Martin Corporation. From
                           March 1995 to September 1998 he was the President and Chief
                           Operating Officer of the Electronic Systems Sector of Lockheed
                           Martin Corporation. From 1993 to 1995, Mr. Corcoran was
                           President of the Electronics Group of Martin Marietta
                           Corporation. Prior to that he worked for General Electric for 26 years and from 1983 to 1993 he held various management positions with GE Aerospace and was a company officer from 1990 to 1993.
                           Mr. Corcoran is a member of the Board of Trustees of Worcester
                           Polytechnic Institute, the Board of Trustees of Stevens Institute of
                           Technology and the Board of Directors of REMEC Corporation.

NAME                  AGE               PRINCIPAL OCCUPATION AND OTHER INFORMATION
-------------------- ----- -------------------------------------------------------------------
John E. Montague     49    Director since April 1997. Member of the compensation
                           committee. Mr. Montague has been a managing director at CSP
                           Associates since April 2002. From August 2001 to April 2002, he was Vice President, Financial Strategies of Lockheed Martin
                           Corporation. From September 1998 to August 2001, he was Vice
                           President and Chief Financial Officer of Lockheed Martin Global
                           Telecommunications, Inc., a wholly owned subsidiary of Lockheed
                           Martin. He served as Vice President, Financial Strategies at
                           Lockheed Martin, responsible for mergers, acquisitions and divestiture activities and shareholder value strategies from March
                           1995 until September 1998. Previously, he was Vice President,
                           Corporate Development and Investor Relations at Martin Marietta
                           Corporation from 1991 to 1995. From 1988 to 1991, he was
                           Director of Corporate Development at Martin Marietta
                           Corporation, which he joined in 1977 as a member of the
                           engineering staff.

Alan H. Washkowitz   62    Director since April 1997. Member of the compensation
                           committee. Mr. Washkowitz is a Managing Director of Lehman
                           Merchant Banking Group, and is responsible for the oversight of
                           Lehman Brothers Inc. Merchant Banking Portfolio Partnership L.P.
                           Mr. Washkowitz joined Lehman Brothers Inc. in 1978 when Kuhn
                           Loeb & Co. was acquired by Lehman Brothers. Mr. Washkowitz is a director of Peabody Energy Corporation and K&F Industries,
                           Inc.

          THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES OF THE BOARD


     Our board of directors directs the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings of the board of directors and two standing committees: the audit and compensation committees. In addition, from time to time, special committees may be established under the direction of the board of directors when necessary to address specific issues. We have no nominating committee; however, the audit committee has agreed to perform the functions of the nominating committee. Each executive officer serves at the discretion of the board of directors. During the fiscal year ended December 31, 2002, the board of directors held four regularly scheduled meetings and one special meeting. All of our directors attended at least 75% of the combined number of board of directors meetings and committee meetings during the past fiscal year.


     The audit committee currently consists of Messrs. Corcoran, Shalikashvili (Chairman) and Simon. This committee, which met nine times during 2002, including four meetings by telephone, is responsible generally for recommending to the board of directors the independent accountants to be nominated to audit our financial statements; approving the compensation of the independent accountants; meeting with our independent accountants to review the proposed scope of the annual audit of our financial statements; reviewing the findings of the independent accountants with respect to the annual audit; and reviewing with management and the independent accountants our periodic financial reports prior to our filing them with the SEC and reporting annually to the board of directors with respect thereto.


     The compensation committee consists of Messrs. Millard (Chairman), Montague and Washkowitz. This committee, which acted by written consent four times during 2002, is responsible for administering our 1997 Stock Option Plan for Key Employees (the "1997 Plan") and our 1999 Long Term Performance Plan (the "1999 Plan") and has limited authority to adopt amendments to those plans. This committee is also responsible for recommending to the board of directors the salaries to be paid to our Chief Executive Officer and the President, and reviewing and approving the Chief Executive Officer's and the President's other annual cash compensation and long-term incentives and the total compensation to be paid to certain of our other executive officers.


COMPENSATION OF DIRECTORS


     The directors who are also our employees or employees of our subsidiaries or affiliates do not receive compensation for their services as directors. The non-affiliated directors receive annual compensation of $30,000 for service on the board of directors, of which $25,000 is paid in cash on a quarterly basis, and $5,000 is paid in shares of our common stock. The chairman of both the audit committee and the compensation committee each receives additional cash annual compensation of $3,500. In addition, non-affiliated directors receive annual stock option grants of shares of our common stock, which vest in three equal annual installments. The non-affiliated directors are entitled to reimbursement for their reasonable out-of-pocket expenses in connection with their travel to and attendance at meetings of the board of directors or committees thereof. In addition, the non-affiliated directors will be compensated $1,250 per meeting attended, including committee meetings, up to a maximum of $2,500 per day.


     Non-affiliated directors may defer up to 100 percent of the cash portion of their annual cash compensation (including meeting fees) otherwise payable to the director. Subject to certain limitations, a participating director's deferred compensation will be distributed in a lump sum on, or distributed in annual installments commencing on, the 30th day following the date he or she ceases to be a director. Deferral elections are irrevocable during any calendar year and must be made before the beginning of the calendar year in which his/her compensation is earned. Interest is accrued on deferred amounts. Depending on a director's investment election, deferred amounts earn interest at a rate based on the 90-day U.S. Government Treasury Bill or the performance of our common stock.

              EXECUTIVE AND CERTAIN OTHER OFFICERS OF THE COMPANY


     Set forth below is certain information regarding each of our current executive officers, other than Messrs. Lanza and LaPenta who are presented under "Class I -- Directors Whose Terms Expire in 2005" and other officers of the Company.



NAME                        AGE                 PRINCIPAL OCCUPATION AND OTHER INFORMATION
------------------------   -----   --------------------------------------------------------------------
Christopher C. Cambria     44      Senior Vice President -- Secretary and General Counsel. Mr.
                                   Cambria became a Senior Vice President in March 2001. He joined us in June 1997 as Vice President -- General Counsel and
                                   Secretary. From 1994 until joining us, Mr. Cambria was an
                                   associate with Fried, Frank, Harris, Shriver & Jacobson. From 1986 until 1993, he was an associate with Cravath, Swaine & Moore. Mr.
                                   Cambria is a director of Core Software Technologies.

Michael T. Strianese       47      Senior Vice President -- Finance. Mr. Strianese became a Senior
                                   Vice President in March 2001. He joined us in April 1997 as Vice
                                   President -- Finance and Controller and was our Controller until
                                   July 2000. From April 1996, when Loral was acquired by Lockheed
                                   Martin, until April 1997, Mr. Strianese was Vice President and
                                   Controller of Lockheed Martin's C3I and Systems Integration
                                   Sector. From 1991 to the April 1996 acquisition of Loral, he was
                                   Director of Special Projects at Loral. Mr. Strianese is a Certified
                                   Public Accountant.

Charles J. Schafer         55      Senior Vice President -- Business Operations and President of the
                                   Products Group. Mr. Schafer became a Senior Vice President in
                                   April 2002. Mr. Schafer was appointed President of the Products
                                   Group in September 1999. He joined us in August 1998 as Vice
                                   President -- Business Operations. Prior to August 1998, he was
                                   President of Lockheed Martin's Tactical Defense Systems Division,
                                   a position he also held at Loral since September 1994. Prior to the
                                   April 1996 acquisition of Loral, Mr. Schafer held various executive positions with Loral, which he joined in 1984.

Jimmie V. Adams            66      Vice President -- Washington, D.C. Operations. General Jimmie V.
                                   Adams (U.S.A.F.-ret.) joined us in May 1997. From April 1996 until April 1997, he was Vice President of Lockheed Martin's
                                   Washington Operations for the C3I and Systems Integration Sector.
                                   Prior to the April 1996 acquisition of Loral, he had held the same position at Loral since 1993. Before joining Loral in 1993, he was
                                   Commander in Chief, Pacific Air Forces, Hickam Air Force Base,
                                   Hawaii, capping a 35-year career with the U.S. Air Force. He was also Deputy Chief of Staff for plans and operation for U.S. Air
                                   Force headquarters and Vice Commander of Headquarters Tactical
                                   Air Command and Vice Commander in Chief of the U.S. Air
                                   Forces Atlantic at Langley Air Force Base. He is a command pilot with more than 141 combat missions.

NAME                     AGE                  PRINCIPAL OCCUPATION AND OTHER INFORMATION
---------------------   -----   ---------------------------------------------------------------------
David T. Butler III     46      Vice President -- Planning. Mr. Butler became a Vice President in
                                December 2000. He joined us in 1997 as our corporate Director of
                                Planning and Strategic Development. Prior to joining us, he was the Controller for Lockheed Martin Fairchild Systems from 1996 to
                                1997. Prior to the acquisition of Loral, Mr. Butler was Controller of Loral Fairchild Systems from 1992 to 1996. From 1981 to 1992,
                                Mr. Butler held a number of financial positions with Loral
                                Electronic Systems.

Ralph G. D'Ambrosio     35      Vice President and Controller. Mr. D'Ambrosio became Vice
                                President in July 2001 and Controller in August 2000. He joined us in August 1997, and until July 2000 was our Assistant Controller.
                                Prior to joining us, he was a senior manager at Coopers & Lybrand
                                L.L.P., where he held a number of positions since 1989. Mr.
                                D'Ambrosio is a Certified Public Accountant.

Joseph S. Paresi        47      Vice President -- Product Development and President of the
                                Security Systems Division. Mr. Paresi joined us in April 1997. From
                                April 1996 until April 1997, Mr. Paresi was Corporate Director of
                                Technology for Lockheed Martin's C3I and Systems Integration
                                Sector. Prior to the April 1996 acquisition of Loral, Mr. Paresi was
                                Corporate Director of Technology for Loral, a position he held since 1993. From 1978 to 1993, Mr. Paresi was a Systems Engineer,
                                Director of Marketing and Director of International Programs at
                                Loral Electronic Systems. Mr. Paresi is currently a director of
                                AnnisTech, Inc. and Millivision, Inc.

Robert RisCassi         67      Vice President -- Washington, D.C. Operations. General Robert
                                W. RisCassi (U.S. Army-ret.) joined us in April 1997. From April
                                1996 until April 1997, he was Vice President of Land Systems for
                                Lockheed Martin's C3I and Systems Integration Sector. Prior to the
                                April 1996 acquisition of Loral, he had held the same position for
                                Loral since 1993. He joined Loral in 1993 after retiring as U.S.
                                Army Commander in Chief, United Nations Command/Korea. His
                                35-year military career included posts as Army Vice Chief of Staff;
                                Director, Joint Staff, Joint Chiefs of Staff; Deputy Chief of Staff
                                for Operations and Plans; and Commander of the Combined Arms
                                Center. General RisCassi is currently a director of Alliant
                                Techsystems Inc.

Stephen M. Souza        50      Vice President and Treasurer. Mr. Souza joined us in August 2001.
                                Prior to joining us he was the Treasurer of ASARCO Inc. from
                                1999 to August 2001 and Assistant Treasurer from 1992 to 1999.

Jill H. Wittels         53      Vice President -- Business Development. Ms. Wittels joined us in
                                March 2001. From July 1998 to February 2001 she was President
                                and General Manager of BAE Systems' Information and
                                Electronic Warfare Systems/Infrared and Imaging Systems division and its predecessor company. From January 1997 to July 1998,
                                Ms. Wittels was Vice President -- Business Development and
                                Operations for IR Focalplane Products at Lockheed Martin.
                                Ms. Wittels is on the Board of Overseers for the Department of
                                Energy's Fermi National Accelerator Lab. Ms. Wittels is also a director of Innovative Micro Technology, Inc. and Millivision, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


     As of March 21, 2003, there were 95,451,708 shares of our common stock outstanding. We know of no person who, as of March 21, 2003, beneficially owned more than five percent of the common stock, except as set forth below.




                                             AMOUNT AND NATURE          PERCENT
       NAME OF BENEFICIAL OWNER           OF BENEFICIAL OWNERSHIP     OF CLASS(1)
--------------------------------------   -------------------------   ------------
Citigroup Inc.(2)
 153 East 53rd Street
 New York, New York 10043 ............          10,675,192                11.2%

Frank C. Lanza(3)
 c/o L-3 Communications Holdings, Inc.
 600 Third Avenue, 34th Floor
 New York, New York 10016 ............           4,913,248                 5.1%

Robert V. LaPenta(4)
 c/o L-3 Communications Holdings, Inc.
 600 Third Avenue, 34th Floor
 New York, New York 10016 ............           5,268,735                 5.4%

----------
(1) Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding at March 21, 2003.


(2) Based on a Schedule 13G/A filed with the S.E.C., dated February 4, 2003, in which Citigroup Inc. reported that it had shared voting and dispositive power over 10,675,192 shares of common stock.


(3) The shares of common stock beneficially owned includes 1,661,906 shares issuable under employee stock options and exercisable within 60 days of March 21, 2003.


(4) The shares of common stock beneficially owned includes 1,661,906 shares issuable under employee stock options and exercisable within 60 days of March 21, 2003 and 887 shares allocated to the account of Mr. LaPenta under our savings plans.

SECURITY OWNERSHIP OF MANAGEMENT


     The following table shows the amount of common stock beneficially owned (unless otherwise indicated) by our executive officers, our directors, and by all of our current executive officers and directors as a group. Except as otherwise indicated, all information listed below is as of March 21, 2003.




                                                                          SHARES OF COMMON      PERCENTAGE OF SHARES
                                                                         STOCK BENEFICIALLY          OF COMMON
                       NAME OF BENEFICIAL OWNER                              OWNED(1)(2)        STOCK OUTSTANDING(3)
---------------------------------------------------------------------   --------------------   ---------------------
Directors and Executive Officers
Frank C. Lanza ......................................................         4,913,248                  5.1%
Robert V. LaPenta ...................................................         5,268,735                  5.4%
Michael T. Strianese ................................................            75,835                   --
Christopher C. Cambria ..............................................            90,631                   --
Charles J. Schafer ..................................................            27,800                   --
Thomas A. Corcoran(4) ...............................................             9.334                   --
Robert B. Millard(4)(5)(6) ..........................................           141,512                   --
John E. Montague(4) .................................................             9,334                   --
John M. Shalikashvili(4) ............................................            10,018                   --
Arthur L. Simon(4) ..................................................            12,594                   --
Alan H. Washkowitz(4)(5)(7) .........................................           273,056                   --
Directors and Executive Officers as a Group (18 persons)(8) .........        11,030,603                 11.1%

----------
(1) The shares of our common stock beneficially owned include the number of shares (i) issuable under employee stock options and exercisable within 60 days of March 21, 2003 and (ii) allocated to the accounts of executive officers under our savings plans. Of the number of shares shown above,
      (i) the following represent shares that may be acquired upon exercise of employee stock options for the accounts of: Mr. Lanza, 1,661,906 shares; Mr. LaPenta, 1,661,906 shares; Mr. Strianese, 75,000 shares, Mr. Cambria, 89,800 shares and Mr. Schafer, 27,000 shares; and (ii) the following represent shares allocated under our saving plans to the accounts of: Mr. LaPenta, 887 shares; Mr. Strianese, 835 shares; Mr. Cambria, 831 shares; and Mr. Schafer, 800 shares.

(2) The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority.

(3) Share ownership does not exceed one percent of the class unless otherwise indicated. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding at March 21, 2003.

(4) Includes 9,334 shares issuable and exercisable under director stock options within 60 days of March 21, 2003 in the case of Messrs. Corcoran, Montague, and Shalikashvili, 6,334 shares in the case of Mr. Simon and 3,334 shares in the case of Messrs. Millard and Washkowitz.

(5) Robert B. Millard and Alan H. Washkowitz, each of whom is a member of our board of directors, are each a Managing Director of Lehman Brothers Inc. and limited partners of Lehman Brothers Capital Partners III, L.P. As limited partners of Lehman Brothers Capital Partners III, L.P., Messrs. Millard and Washkowitz may be deemed to share beneficial ownership of shares of our common stock held by Lehman Brothers Capital Partners III, L.P. Such individuals disclaim any such beneficial ownership and those shares of common stock are not reflected in the numbers shown in this table.

(6) Includes 105,278 shares owned by a charitable foundation of which Mr. Millard and his wife are the sole trustees, and as to which Mr. Millard disclaims beneficial ownership.

(7) Includes 111,330 shares in trust, for the benefit of Mr. Washkowitz's children, for which Mr. Washkowitz and his wife are co-trustees and as to which Mr. Washkowitz disclaims beneficial ownership.

(8) Includes 3,738,785 shares issuable under employee stock options and exercisable under employee stock options within 60 days of March 21, 2003, and 13,804 shares allocated to the accounts of executive officers under our savings plans.

                   EXECUTIVE COMPENSATION AND OTHER MATTERS


SUMMARY COMPENSATION TABLE


     The following table provides summary information concerning compensation paid or accrued by us to or on behalf of our Chief Executive Officer and each of our four other most highly compensated executive officers who served in such capacities as of December 31, 2002, collectively referred to herein as the named executive officers, for services rendered to us during each of the last three years.




                                                                                    LONG-TERM
                                                                                   COMPENSATION
                                                                                      AWARDS
                                                                                  -------------
                                                                                    SECURITIES
                                                        ANNUAL COMPENSATION         UNDERLYING
                                                     --------------------------       STOCK             ALL OTHER
NAME AND PRINCIPAL POSITION                  YEAR     SALARY ($)     BONUS ($)     OPTIONS (#)     COMPENSATION ($)(1)
-----------------------------------------   ------   ------------   -----------   -------------   --------------------
Frank C. Lanza                              2002       $825,000      $850,000        400,000            $ 11,125
 (Chairman and Chief Executive              2001        750,000       750,000             --              11,125
 Officer) ...............................   2000        750,000       500,000             --               6,858

Robert V. LaPenta                           2002        625,000       750,000        400,000              39,287
 (President and Chief Financial             2001        545,577       650,000             --              34,306
 Officer) ...............................   2000        500,000       400,000             --              32,907

Michael T. Strianese                        2002        331,250       375,000             --              19,690
 (Senior Vice President,                    2001        255,000       300,000         54,000              13,790
 Finance) ...............................   2000        209,673       225,000             --              73,515

Christopher C. Cambria                      2002        235,000       375,000             --              12,038
 (Senior Vice President,                    2001        235,000       300,000         54,000              10,838
 Secretary and General Counsel) .........   2000        228,025       225,000             --              10,827

Charles J. Schafer
 (Senior Vice President, Business           2002        268,750       350,000             --              24,449
 Operations and President of                2001        248,230       250,000         36,000             118,438
 the Products Group) ....................   2000        230,000       175,000             --             118,368

----------
(1) Amounts for the year ended December 31, 2002 include: (a) our matching contributions of $8,800 under our savings plan for Messrs. LaPenta and Schafer and $8,000 for Messrs. Strianese and Cambria; and (b) the value of supplemental life insurance programs in the amounts of $11,125 for Mr. Lanza, $30,487 for Mr. LaPenta, $11,690 for Mr. Strianese, $4,038 for Mr. Cambria and $15,649 for Mr. Schafer.

OPTION GRANTS IN FISCAL YEAR 2002


     The following table shows the options to purchase common stock granted in fiscal year 2002 to the named executive officers.




                                                     % TOTAL      PER SHARE
                                      OPTIONS        OPTIONS       EXERCISE     EXPIRATION      GRANT DATE
NAME                                GRANTED (#)      GRANTED      PRICE ($)        DATE          VALUE ($)
--------------------------------   -------------   -----------   -----------   ------------   --------------
Frank C. Lanza .................      400,000          18.44%     $  53.75       3/25/12       $ 7,922,667
Robert V. LaPenta ..............      400,000          18.44%        53.75       3/25/12         7,922,667
Michael T. Strianese ...........           --           0.00%           --            --                --
Christopher C. Cambria .........           --           0.00%           --            --                --
Charles J. Schafer .............           --           0.00%           --            --                --
                                      -------                                                  -----------
                                      800,000                                                  $15,845,334
                                      =======                                                  ===========

OPTION EXERCISES AND FISCAL YEAR-END VALUES


     The following table provides information on options to purchase our common stock that were exercised during fiscal year 2002 by our named executive officers; the total numbers of exercisable and non-exercisable options to purchase our common stock owned by our named executive officers at December 31, 2002, and the aggregate dollar value of such options that were in-the-money at December 31, 2002.




                                                                                                     VALUE OF
                                                                    NUMBER OF                       UNEXERCISED
                                                              SECURITIES UNDERLYING                IN-THE-MONEY
                                  SHARES                       UNEXERCISED OPTIONS                  OPTIONS AT
                                 ACQUIRED       VALUE         AT FISCAL YEAR-END (#)          FISCAL YEAR-END ($)(1)
                                    ON        REALIZED   -------------------------------- -------------------------------
NAME AND PRINCIPAL POSITION    EXERCISE (#)      ($)      EXERCISABLE   UNEXERCISABLE(2)   EXERCISABLE   UNEXERCISABLE(2)
----------------------------- ------------- ------------ ------------- ------------------ ------------- -----------------
Frank C. Lanza
 (Chairman and Chief
 Executive Officer) .........         --     $       --    1,828,572        400,000        $76,205,738       $     --

Robert V. LaPenta
 (President and Chief
 Financial Officer) .........    100,000      5,029,000    1,528,572        400,000         63,703,238             --

Michael T. Strianese
 (Senior Vice President,
 Finance) ...................     50,000      1,790,950       75,000         36,000          1,547,490        187,740

Christopher C. Cambria
 (Senior Vice President,
 Secretary and General
 Counsel) ...................         --             --       89,800         36,000          1,934,658        187,740

Charles J. Schafer
 (Senior Vice President,
 Business Operations and
 President of the Products
 Group) .....................     27,000        994,680       27,000         24,000            454,980        125,160

----------
(1) In accordance with SEC rules, the values of the in-the-money options were calculated by subtracting the exercise prices of the options from the December 31, 2002 closing stock price of our common stock of $44.91.


(2) These options are unexercisable because they have not yet vested under their terms.

                         REPORT OF THE AUDIT COMMITTEE

     The directors who serve on the audit committee are all "independent" in accordance with the New York Stock Exchange listing standards. We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2002.

     As part of our governance practices, the Audit Committee periodically reviews its charter and recommends to the board of directors changes to its charter. The board of directors adopted changes to the audit committee charter in March, 2003, in part to comply with the Sarbanes-Oxley Act of 2002. The revised audit committee charter is included in this proxy statement as Exhibit A.

     We have discussed with the independent auditors, PricewaterhouseCoopers LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP, required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors their independence. Based on the activities referred to above, we recommended to the board of directors that the financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2002.

     Members of the audit committee are Thomas A. Corcoran, John M. Shalikashvili (Chairman) and Arthur L. Simon.


                           INDEPENDENT AUDITOR FEES

     For services rendered in 2002 by PricewaterhouseCoopers LLP, our independent auditors, we incurred the following fees:

    o AUDIT FEES (for the audit of the 2002 financial statements and quarterly reviews)..................................................  $2,038,300

    o FINANCIAL INFORMATION SYSTEMS DESIGN AND
      IMPLEMENTATION FEES ........................................        $0

    o ALL OTHER FEES ($1,851,000 for tax services, $1,062,000 for a business process review and $1,414,126 for other audit services, which include acquisition audits, review of SEC registrations, benefit plan audits, other statutory audits and $128,000 applicable to the audit of our 2001 financial statements)............................. $4,327,126

     The audit committee has considered and determined that the provision of the services covered under the caption All Other Fees is compatible with maintaining the auditor's independence.


            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation committee is responsible for reviewing the design of, and pay levels generated by, our compensation and benefit programs for our executive officers. The committee is also responsible for administering our stock option program.

     The committee is committed to ensuring an executive compensation program that supports our mission -- to maximize stockholder value. Thus, the executive compensation is structured around the following tenets:

     o Total compensation programs should strengthen the relationship between pay and performance by emphasizing variable, at-risk compensation that is dependent on our achievements and individual performance goals.

     o Management should be focused on the long-term interests of stockholders. Thus, a significant portion of the compensation opportunity should be long-term, at-risk pay in the form of stock options.

     o We must maintain our ability to attract, retain, and encourage the development of qualified, capable executives. Total compensation opportunities will mirror those offered by comparably sized organizations within the aerospace and defense industries -- for those positions where the labor market is not limited to these industries, we will reference broader general industry information for similarly sized organizations.

     The comparative group used for compensation purposes will generally be broader than the group that comprises the published industry index in the performance graph included in this proxy statement. The compensation committee believes that our competition for executive talent is not limited to the companies included in the published industry index established for comparing stockholder returns.

     The key elements of our executive compensation program are base salary, annual incentives, and long-term compensation. These key elements are addressed separately below.


BASE SALARIES

     The compensation committee will regularly review the base salary for the Chief Executive Officer and the President. We have established internal relationships of other senior executive positions to those of the Chief Executive Officer and the President, and base salaries for these other positions flow from those relationships. Base salaries will be targeted at the median of market levels with adjustments above or below market to recognize varying levels of responsibility, prior experience, breadth of knowledge, as well as external pay practices.

     Increases to base salaries will be driven primarily by individual performance. Individual performance will be evaluated based on sustained levels of individual contribution.

     As reflected in the Summary Compensation Table, Mr. Lanza's base salary was $825,000 in 2002 and $750,000 in 2001 and 2000 as provided for in his employment agreement. In determining future increases to Mr. Lanza's base salary, the compensation committee will consider his individual performance as measured by short-term achievements as well as his contributions to long-term organizational success. The compensation committee will also compare Mr. Lanza's base salary to base salaries of chief executive officers among comparable companies.


ANNUAL INCENTIVES

     The annual incentive plan is structured to provide a variable pay opportunity based on performance. Actual bonuses are based on an assessment of the participant's contributions toward organizational success.

     Mr. Lanza received a bonus of $850,000 in 2002 and $750,000 in 2001. Mr. LaPenta received a bonus of $750,000 in 2002 and $650,000 in 2001.


LONG-TERM INCENTIVES

     Long-term incentives are provided pursuant to the 1997 Plan and the 1999 Plan.

     Stock options will be granted at a price not less than the fair market value of our common stock on the date of grant. The ultimate value of an option grant to the recipient depends on the stockholder value created between the date of grant and the date of exercise. Option award size is based primarily on competitive practice but may also be adjusted to reflect factors such as individual and our company's performance.

     Mr. Lanza and Mr. LaPenta were each granted options to purchase 400,000 shares of our common stock in 2002.


POLICY WITH RESPECT TO THE $1 MILLION DEDUCTION LIMIT

     Section 162(m) of the Internal Revenue Code generally limits the corporate deduction for compensation paid to the named executive officers to $1 million, unless certain requirements are met.

The compensation committee will consider the impact of this provision when making compensation decisions. However, the compensation committee will weigh all pertinent factors to determine appropriate plan design and incentive awards.


     Members of the compensation committee are Robert B. Millard (Chairman), John E. Montague and Alan H. Washkowitz.

                            STOCK PERFORMANCE GRAPH


     The graph below compares the cumulative total return of our common stock, as adjusted for our 2 for 1 stock split on May 20, 2002, with the cumulative total return of the Standard & Poor's 500 Composite Stock Index, the Standard & Poor's 1500 Aerospace & Defense Index and a peer group index, for the period from May 19, 1998 to December 31, 2002. We are one of the companies included in the Standard & Poor's 1500 Aerospace & Defense Index. The peer group index is composed of Alliant Techsystems Inc., General Dynamics Corporation and Northrop Grumman Corporation. These figures assume that all dividends paid over the performance period were reinvested, and that the starting value of each index and the investment in our common stock was $100 on May 19, 1998. The starting point for the measurement of our common stock cumulative total return was our initial public offering price of $11.00 per share, as adjusted for our stock split. The graph is not, and is not intended to be, indicative of future performance of our common stock.


     In the future, we will replace our peer group index with the Standard & Poor's 1500 Aerospace & Defense Index because this published industry index comprises a more comprehensive list of companies that operate in the defense industry than the peer group index we have historically presented. In accordance with Item 402 of Regulation S-K, we present for comparison with our total return the returns of both the newly selected index and the peer group index used in our proxy statement of last year.


                       L-3 COMMUNICATIONS HOLDINGS, INC.
                    CUMULATIVE TOTAL STOCKHOLDER RETURNS FOR
                  PERIOD OF MAY 19, 1998 TO DECEMBER 31, 2002


                           TOTAL SHAREHOLDER RETURNS

                               [GRAPHIC OMITTED]

-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDING
-------------------------------------------------------------------------------------------------------------------------------
                                             BASE
                                            PERIOD          DECEMBER     DECEMBER      DECEMBER         DECEMBER      DECEMBER
                                           MAY 1998           1998         1999           2000            2001          2002
-------------------------------------------------------------------------------------------------------------------------------
L-3 Communications Holdings, Inc.  o          100            211.65       189.20        350.00           409.09         408.27
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                      o          100            111.75       135.27        122.95           108.34          84.40
-------------------------------------------------------------------------------------------------------------------------------
S&P 1500 Aerospace & Defense Index o          100             98.28        96.06        120.19            99.12          92.02
-------------------------------------------------------------------------------------------------------------------------------
Peer Group                         o          100             97.21        82.41        125.77           140.57         142.02
-------------------------------------------------------------------------------------------------------------------------------



                  (as prepared by Standard & Poor's Compustat)

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


     During the 2002 fiscal year, Messrs. Robert Millard, John Montague and Alan Washkowitz served as members of the compensation committee of the board of directors. None of these individuals has served us or any of our subsidiaries as an officer or employee.


     None of our executive officers serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of our board of directors or compensation committee.



                             EMPLOYMENT AGREEMENTS


     We entered into an employment agreement (the "Employment Agreements") effective on April 30, 1997 with each of Mr. Lanza, our Chairman and Chief Executive Officer, and Mr. LaPenta, our President and Chief Financial Officer. The Employment Agreements provided for an initial term of five years, which would automatically renew for one-year periods thereafter, unless a party thereto gave notice of its intent to terminate at least 90 days prior to the expiration of the term. Mr. Lanza's employment agreement was renewed in April, 2002. Mr. LaPenta's employment agreement expired in April, 2002.


     Upon a termination without cause or resignation for good reason, we will be obligated, through the end of the term, to (i) continue to pay the base salary and (ii) continue to provide life insurance and medical and hospitalization benefits comparable to those provided to other senior executives; provided, however, that any such coverage shall terminate to the extent that Mr. Lanza is offered or obtains comparable benefits coverage from any other employer. The Employment Agreements provided for confidentiality during employment and at all times thereafter. There was also a noncompetition and non-solicitation covenant which was effective during the employment term and for one year thereafter; provided, however, that if the employment terminated following the expiration of the initial term, the noncompetition covenant would only be effective during the period, if any, that we paid the severance described above.

                              PENSION PLAN TABLE


     The following table shows the estimated annual pension benefits payable under the L-3 Communications Corporation Pension Plan and Supplemental Executive Retirement Plan to a covered participant upon retirement at normal retirement age (65), based on the career average compensation (salary and bonus) and years of credited service with us.




                                             YEARS OF CREDITED SERVICE
                    ----------------------------------------------------------------------------
      AVERAGE
    COMPENSATION
   AT RETIREMENT         5         10         15         20         25         30         35
------------------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
 $300,000 .........  $18,952    $ 34,171   $ 46,357   $ 60,278   $ 71,497   $ 80,603   $ 87,955
  400,000 .........   25,605      46,159     62,629     81,361     96,446    108,652    118,496
  500,000 .........   32,258      58,152     78,905    102,452    121,399    136,704    149,032
  600,000 .........   38,909      70,140     95,176    123,536    146,344    164,749    179,563
  700,000 .........   45,562      82,131    111,451    144,624    171,295    192,799    210,100
  800,000 .........   52,213      94,119    127,722    165,708    196,243    220,847    240,638
  900,000 .........   58,865     106,111    143,997    186,798    221,194    248,898    271,175
1,000,000 .........   65,517     118,100    160,270    207,883    246,141    276,946    301,711
1,100,000 .........   72,169     130,089    176,543    228,970    271,092    304,993    332,245
1,200,000 .........   78,820     142,078    192,814    250,054    296,040    333,039    362,779
1,300,000 .........   85,473     154,069    209,089    271,142    320,988    361,088    393,315
1,400,000 .........   92,124     166,058    225,360    292,228    345,938    389,138    423,851
1,500,000 .........   98,776     178,047    241,633    313,314    370,886    417,186    454,385

     As of December 31, 2002, the current annual compensation and current years of credited service (including for Messrs. LaPenta and Strianese, years of credited service as an employee of Loral and Lockheed Martin) for each of the following persons were: Mr. Lanza, $1,575,000 and six years; Mr. LaPenta, $1,275,000 and 31 years; Mr. Strianese, $631,250 and 13 years; Mr. Cambria, $535,000 and six years; and Mr. Schafer, $518,750 and four years.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


STOCKHOLDERS AGREEMENT


     In connection with our incorporation we, Lehman Brothers Capital Partners III, L.P. and certain of its affiliates, Messrs. Lanza and LaPenta and Lockheed Martin Corporation entered into the Stockholders Agreement, which has terminated except for the terms relating to registration rights.


     Pursuant to the Stockholders Agreement, at this time Messrs. Lanza and LaPenta and the Lehman Partnership have the right, subject to certain conditions, to require L-3 Communications Holdings to register their shares of our common stock under the Securities Act of 1933. The Lehman Partnership has four demand rights and each of Messrs. Lanza and LaPenta has one demand registration right. Lockheed Martin Corporation sold all of its shares of our common stock in 1999. As of March 21, 2003, the Lehman Partnership owned 2.3% of our common stock.


     In addition, the Stockholders Agreement also provides Messrs. Lanza and LaPenta and the Lehman Partnership with piggyback registration rights. The Stockholders Agreement provides, among other things, that we will pay expenses incurred in connection with:

     o up to three demand registrations requested by the Lehman Partnership and the two demand registrations requested by each of Messrs. Lanza and LaPenta; and

     o any registration in which those parties participate through piggyback registration rights granted under the agreement.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. All Section 16(a) forms required to be filed were filed on a timely basis, except that Mr. Robert LaPenta failed to file one Form 4 on a timely basis that reported entering into a hedging arrangement termed a "variable prepaid forward agreement."

                 PROPOSAL 2. SELECTION OF INDEPENDENT AUDITORS

     The board of directors has selected PricewaterhouseCoopers LLP to act as our independent auditors for the 2003 fiscal year, and a proposal to ratify this selection will be submitted to the Annual Meeting. PricewaterhouseCoopers LLP has acted as our independent auditors since our formation in 1997 and management believes it desirable and in our best interests to continue the employment of that firm. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     If the foregoing proposal is not approved by the holders of a majority of the shares represented at the Annual Meeting and voting on the proposal, the selection of independent auditors will be reconsidered by the board of directors.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS.

                             STOCKHOLDER PROPOSALS

     Any stockholder desiring to submit a proposal to be presented for consideration in our 2004 proxy statement must submit such proposal to us no later than the close of business on December 26, 2003. Such proposals should be sent by Certified Mail -- Return Receipt Requested to the attention of the Secretary, L-3 Communications Holdings, Inc., 600 Third Avenue, New York, New York 10016.

     Under the current rules of the SEC, a stockholder submitting a proposal is required to be a record or beneficial owner of at least 1% or $2,000 in market value of the common stock and to have held such stock for at least one year prior to the date of submission of the proposal, and he or she must continue to own such securities through the date on which the meeting is held.


                           GENERAL AND OTHER MATTERS

     At the date of this proxy statement, we know of no business that will be brought before the Annual Meeting other than the matters set forth above. However, if any further business properly comes before the Annual Meeting or any adjournments of the Annual Meeting, the persons named as proxies in the accompanying proxy will vote them in accordance with their discretion and judgment on such matters.

     We have provided each Stockholder whose proxy is being solicited hereby, a copy of our Annual Report for the year ended December 31, 2002, including our consolidated financial statements. Written requests for additional copies should be directed to: Corporate Communications, L-3 Communications Holdings, Inc., 600 Third Avenue, New York, New York 10016.

     PLEASE COMPLETE, DATE AND SIGN THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. NO POSTAGE IS REQUIRED IF RETURNED IN THE ACCOMPANYING ENVELOPE AND MAILED IN THE UNITED STATES.



                                          By Order of the Board of Directors,

                                          [GRAPHIC OMITTED]

                                          /s/ Christophre C. Cambria


                                          Christopher C. Cambria
                                          Senior Vice President, Secretary and
                                          General Counsel



New York, New York
April 1, 2003

                                                                       EXHIBIT A


                       L-3 COMMUNICATIONS HOLDINGS, INC.

                            AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee is established for the primary purpose of assisting the Board of Directors in oversight of the:

   1. Quality and integrity of the Company's financial statements and reports,


   2. Company's compliance with legal and regulatory requirements,

   3. Qualifications and independence of the independent auditors, and

   4. Performance of the Company's internal audit function and independent auditors.

In addition, the Audit Committee shall prepare the report that SEC rules require to be included in the Company's annual proxy statement.

In fulfilling its responsibilities, the Audit Committee has the authority to obtain advice and assistance from outside legal, accounting, financial, or other advisors to perform its duties and responsibilities.

The Company shall provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor and to any advisors that the Audit Committee chooses to engage.

ORGANIZATION

MEMBERS:

The Audit Committee shall consist of at least three directors, all of whom are determined by the Board of Directors to meet the independence and expertise requirements required by the New York Stock Exchange (NYSE) Listed Company Manual and Securities and Exchange Commission (SEC) rules.

The chairperson and members of the Committee shall be appointed by the Board of Directors.

All members of the Committee shall be financially literate and at least one member of the Committee shall be an "audit committee financial expert" as determined by the Board, in compliance with the criteria established by the SEC and the NYSE.

If an Audit Committee member simultaneously serves on the audit committee of more than three public companies (including the Company), the Board must determine that such service will not impair such member's ability to effectively serve on the Audit Committee and disclose such determination in the Company's annual proxy statement.

No member of the Committee shall receive compensation other than (i) director's fees for service as a director of the Company, including reasonable compensation for serving on the Committee and regular benefits that other directors receive and (ii) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company.

MEETINGS:

The Audit Committee shall meet at least five times a year, or more often if circumstances so require.

The Committee shall act only on the affirmative vote of at least a simple majority of its members.

RESPONSIBILITIES:

The Audit Committee's policies and procedures should remain flexible, in order to best react to changing conditions and help ensure that the Company's accounting and reporting practices accord with all requirements and are of the highest quality. The Audit Committee shall:

   1. Be directly responsible for the selection, appointment, compensation, and termination of the Company's independent auditors.

   2. Inform each independent auditor performing auditing work for the Company that such firm shall report directly to the Committee.

   3. Be directly responsible for the oversight of the auditing work of any independent auditor employed by the Company (including the resolution of any disagreement between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

   4. Pre-approve both audit and permitted non-audit services to be performed by the independent auditors and related fees. The Audit Committee may (i) delegate to one or more of its members the ability to pre-approve such services and fees, provided that any such pre-approval is presented to the full Committee at its next scheduled meeting and/or (ii) pre-approve audit and non-audit services based on policies and procedures adopted by the Committee, provided (a) the policies and procedures are detailed as to the particular service, (b) the Committee is informed of each service,
      (c) such policies and procedures do not include delegation of the Committee's responsibilities to management and (d) such policies and procedures are disclosed in the Company's annual reports.

   5. Meet with the independent auditors and the financial management to review the scope of the audit proposed for the current year and the audit procedures to be utilized and any subsequent changes to such scope and/or procedures.

   6. Discuss with the independent auditors and with management, as appropriate, the following:

      (a) The matters required to be discussed by Statement on Auditing Standards No. 61 and the Sarbanes-Oxley Act of 2002 relating to the conduct of the audit or quarterly reviews;

      (b) Independent auditors' responsibilities under auditing standards generally accepted in the United States of America, and under applicable rules and regulations, and any exchange, which lists the Company's securities;

      (c)        Management judgments and accounting estimates;

      (d) Audit adjustments, both those recorded in the Company's financial statements and those not recorded;

      (e) Disagreements with management, if any, and management's response to such disagreements;

      (f)        Consultations with other accountants, if any;

      (g) Major issues, if any, regarding accounting principles and financial statement presentation, including any analysis prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and

      (h) Difficulties encountered in performing the audit, if any, and management's response.

   7. Discuss with the independent auditors prior to the filing by the Company of its annual report and at such other times as the Committee deems appropriate:

      (a)        All critical accounting policies and practices of the Company;


      (b) All alternative treatments of financial information under generally accepted accounting principles (GAAP) related to material items that have been discussed with management, ramifications of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

      (c) Other material written communications between the independent auditors and management of the Company.

  8. At least annually, obtain and review a report by the independent auditors describing: the auditing firm's internal quality-control procedures; any material issues raised by the most recent internal quality control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Company.

  9. Ensure that all auditing personnel are rotated in accordance with, and to the extent required by, applicable laws and regulations.

  10. Confirm with the independent auditors that none of their auditing personnel assigned to the audit of the Company's financial statements earns or receives any compensation based on selling engagements to the Company to provide any services, other than audit, review or attest services, to the extent such compensation would compromise the independence of such auditing personnel or the auditor under the rules promulgated by the SEC.

  11. Review with the independent auditors, the internal auditor, and the financial and accounting management, the adequacy and effectiveness of the Company's accounting and disclosure controls and financial reporting processes, and elicit any recommendations for improvement or particular areas where augmented controls are desirable. Particular emphasis should be given to the adequacy of such controls to provide that information required to be disclosed by the Company in its periodic reports is recorded, processed, summarized, and reported in an appropriate and timely manner.

  12. Review the internal audit function, including the independence and authority of its reporting obligations, the audit plans proposed for the coming year, and the coordination of such plans with the work of the independent auditors.

  13. Review periodically a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan and review such summary and plan with the internal audit department.

  14. Review the adequacy of the internal audit staff and review and concur in the appointment, replacement or dismissal of the Internal Audit Director.

  15. Review annually with management and the independent auditors the effect of regulatory and accounting initiatives, as well as review and approve any off-balance sheet structures on the Company's financial statements.

  16. Review the annual audited financial statements and quarterly financial statements with management and the independent auditors, and related disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations." Determine that the independent auditors are satisfied with the disclosure and content of the financial statements. Any year-to-year changes in accounting principles or practices should be reviewed.

  17. Recommend to the Board of Directors as to whether the annual financial statements of the Company should be included in the Annual Report on Form 10-K to be filed with the SEC.

  18. Discuss with management, in general terms, earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

  19. Discuss with management policies with respect to risk assessment and risk management.

  20. Set clear hiring policies for employees or former employees of the independent auditors in accordance with applicable laws and regulations.

  21. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing matters, or violations of the Company's Code of Conduct, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  22. Periodically meet separately in executive session with each of management, the internal audit director, and the independent auditors to discuss any appropriate matters.

  23. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, including in the Company's periodic reports to the SEC.

  24. Periodically inquire of the Company's General Counsel, as to the Company's compliance with relevant legal and regulatory requirements, and as to the adequacy of control systems in place to assure such compliance.


  25. Annually review and evaluate the performance of the Committee relative to the Audit Committee's purpose, duties and responsibilities outlined herein.

  26. Annually review and assess the adequacy of this charter and recommend any changes to the Board of Directors for approval.

  27. Annually report to the Board of Directors regarding the execution of the Committee's duties and responsibilities.

  28. Report to the Board of Directors the matters discussed at each Audit Committee meeting. A copy of the minutes shall be placed with the Company's minute books.

  29. Investigate any matter brought to the attention of the Committee that is considered appropriate and is within the scope of its responsibilities.

  30. Prepare an Audit Committee report required to be included in the Company's annual proxy statement. The report will include at least the following:

      (a) A statement that the Committee has reviewed and discussed the audited financial statements with management;

      (b) A statement that the Committee has discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61, Required Communications with Audit Committees;

      (c) A statement that the Committee has received written disclosures from, and held discussions with, the independent auditors on matters required by Independence Standards Board Statement No. 1, Independence Discussions with Audit Committees; and

      (d) A conclusion as to the Committee's recommendation to the Board of Directors as to the filing of the Annual Report on Form 10-K with the SEC.

                                  DETACH HERE                            ZLCOC2

P
R
O
X
Y



                       L-3 COMMUNICATIONS HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
L-3 COMMUNICATIONS HOLDINGS, INC. (THE "COMPANY") FOR THE ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY TO BE HELD APRIL 22, 2003, AND SHOULD BE READ IN CONJUNCTION WITH THE NOTICE OF MEETING AND PROXY STATEMENT PERTAINING THERETO.

The undersigned shareholder hereby appoints Frank C. Lanza, Robert V. LaPenta, Christopher C. Cambria or Michael T. Strianese, or any one of them, attorneys and agents, or proxy or proxies, with full power of substitution, in the name and on behalf of the undersigned, to attend, vote and act at the Annual Meeting of Stockholders to be held on April 22, 2003, at 2:30 p.m., eastern daylight time, at the Rihga Royal Hotel, 151 West 54th Street, New York, NY, and at any and all adjournments thereof, upon the matters set forth below and in accordance with their discretion on any other matters that may properly come before the meeting or adjournment thereof:

A STOCKHOLDER DESIRING TO APPOINT SOME OTHER PERSON, WHO NEED NOT BE A STOCKHOLDER, TO REPRESENT HIM AT THE MEETING MAY DO SO BY INSERTING SUCH PERSON'S NAME IN THE SPACE PROVIDED ABOVE.

This proxy, when properly executed, will be voted in accordance with the directions of the undersigned stockholder. In the absence of such directions, this proxy will be voted for all nominees listed on the reverse hereof and for the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors.

--------------------------------------------------------------------------------
  PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                           DO YOU HAVE ANY COMMENTS?

-------------------------------                     ---------------------------

-------------------------------                     ---------------------------

-------------------------------                     ---------------------------

L-3 COMMUNICATIONS
HOLDINGS, INC.

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX  8599
EDISON, NJ 08818-8599

ADMISSION TICKET

L-3 COMMUNICATIONS HOLDINGS, INC.
ANNUAL MEETING OF STOCKHOLDERS
TUESDAY, APRIL 22, 2003, 2:30 P.M. EASTERN DAYLIGHT TIME
RIHGA ROYAL HOTEL
151 WEST 54TH STREET
NEW YORK, NY

Please indicate whether you plan to attend the 2003 Annual Meeting of Stockholders by marking the appropriate box on the Proxy Card, or if you use the telephone system, when prompted. Only the stockholder(s) whose name(s) appears on this ticket, or the proxy of that stockholder, will be admitted. Due to space limitations, admission to the meeting will be on a first-come, first-served basis. Registration will begin at 2:30 p.m.

[L-3 COMMUNICATIONS LOGO]

                              VOTER CONTROL NUMBER

                        -------------------------------

                        -------------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.


--------------------------------------   --------------------------------------

                     [GRAPHIC OMITTED]                        [GRAPHIC OMITTED]

    VOTE-BY-INTERNET                      VOTE BY TELEPHONE

1. LOG ON THE INTERNET AND               1. CALL TOLL-FREE
   GO TO HTTP://WWW.EPROXYVOTE.COM/III      1-877-PRX-VOTE (1-877-779-8683)

2. ENTER YOUR VOTER CONTROL NUMBER       2. ENTER YOUR VOTER CONTROL NUMBER
   LISTED ABOVE AND FOLLOW THE EASY         LISTED ABOVE AND FOLLOW THE EASY
   STEPS OUTLINED ON THE SECURED            RECORDED INSTRUCTIONS.
   WEBSITE.

--------------------------------------   --------------------------------------

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                                                        |
[X] PLEASE MARK                      _                                  |
    VOTES AS IN                     |                                   |__
    THIS EXAMPLE.                   |

-----------------------------------------------------------------------------------------------------------------------------------
                                        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2.
-----------------------------------------------------------------------------------------------------------------------------------

1. Election of Directors                                                                                    FOR   AGAINST   ABSTAIN

   NOMINEES: (01) Robert B. Millard  and (02) Arthur L. Simon.   2. Appointment of PricewaterhouseCoopers   [ ]     [ ]       [ ]
                                                                    LLP as independent auditors.

                             FOR       WITHHELD

                             [ ]          [ ]

          [ ]
             --------------------------------------------
              For all nominee(s) except as written above.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                  Mark box at right if you plan to attend the Annual Meeting.  [ ]

                                                                  Mark box at right if an address change or comment            [ ]
                                                                  has been noted on the reverse side of this card.

                                                                  NOTE: Please sign exactly as names appear hereon. When signing as attorney, administrator, trustee, authorized officer of a corporation or in any representative capacity, please insert your name and title as such. Joint owners should each sign
                                                                  individually.